UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

APRIL 30, 2022

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EMPIRE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-16653	73-1238709
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2200 S. Utica Place, Suite 150, Tulsa, Oklahoma   74114

(Address of Principal Executive Offices)       (Zip Code)

Registrant’s telephone number, including area code:   (539) 444-8002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.001 par value	EP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Effective April 30, 2022, Anthony Kamin resigned from the Board of Directors of Empire Petroleum Corporation (the “Company”). Mr. Kamin did not resign because of a disagreement with the registrant, but rather retired from his service on the Board of Directors to pursue passive investing.

(d)           Effective April 30, 2022, the Board of Directors of the Company unanimously approved the election of Vice Admiral Andrew Lewis to fill the vacancy caused by Mr. Kamin’s retirement for a term expiring at the next annual meeting of stockholders and until his successor is duly elected or chosen and qualifies, unless he sooner dies, resigns or is removed. The Board of Directors of the Company also unanimously approved the appointment of Vice Admiral Lewis to the Audit Committee of the Board of Directors.

Vice Admiral Lewis, as a non-employee director of the Company, will receive the same compensation provided to all non-employee members of the Board of Directors. The compensation of non-employee directors of the Company is described under “Director Compensation” of Item 11 to the Company’s annual report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 31, 2022. Accordingly, Vice Admiral Lewis will participate in the compensation structure appliable to the entire Board of Directors, as may be amended from time to time.

Item 7.01	Regulation FD Disclosure.

On May 2, 2022, the Company issued a press release announcing the election of Vice Admiral Lewis as a director of the Company. A copy of the press release is being furnished and is attached as Exhibit 99 hereto and is incorporated into this Item 7.01 by reference. In accordance with General Instruction B.2 of Form 8-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the press release shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and such exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed or furnished herewith.

Exhibit Number	Description

99	Press Release of Empire Petroleum Corporation dated May 2, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EMPIRE PETROLEUM CORPORATION
Date: May 5, 2022	By:	/s/ Michael R. Morrisett
Michael R. Morrisett President

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